SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 18, 2002

                         First Defiance Financial Corp.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                          0-26850                      34-1803915
--------------------------------------------------------------------------------
  (State of                      (Commission                   (IRS Employer
 Incorporation)                    File No.)                Identification No.)




                    601 Clinton Street, Defiance, Ohio 43512
                    ----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  419-782-5015.
                                                     -------------

                                    FORM 8-K

Item 5.        Other Events.
------         ------------

     On January 18, 2002, First Federal Bank of the Midwest ("First Federal"), a wholly owned subsidiary of First Defiance Financial Corp., entered into a
Purchase and Sale Agreement (the "Agreement") with U.S. Bank National Association ("U.S. Bank") for the sale of The Leader Mortgage Company, LLC, a wholly owned subsidiary of First Federal, to U.S. Bank.


   A copy of the press release announcing the sale is attached as Exhibit 99.

Item 7.        Financial Statements and Exhibits.
------         ---------------------------------

               (a) and (b). Not applicable.

              (c)     Exhibits.

                       See Index to Exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST DEFIANCE FINANCIAL CORP.



                                       By:  /s/ John C. Wahl
                                            -------------------------
                                            John C.Wahl
                                             Senior Vice President and
                                             Chief Financial Officer



Date: January 24, 2002

                                INDEX TO EXHIBITS


      ExhiRbit Number                           Description
      ---------------                           -----------

          99                                 Press Release of
                                     First Defiance Financial Corp.,
                                          dated January 18, 2002


                                      -3-